UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2016

Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Unicorn Park Drive

Woburn, Massachusetts 01801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated August 9, 2016 (the “Original Form 8-K”) filed by Monotype Imaging Holdings Inc. (the “Company”) with the Securities and Exchange Commission on August 9, 2016, announcing the completion of the Company’s acquisition of Olapic, Inc. (“Olapic”), a Delaware corporation. At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that the Original Form 8-K was required to be filed. This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Olapic and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of Olapic, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Olapic as of and for the year ended December 31, 2015 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited condensed consolidated financial statements of Olapic, including the condensed consolidated balance sheets as of June 30, 2016 and December 31, 2015 and the unaudited condensed consolidated statements of operations and cash flows of Olapic for the six months ended June 30, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015 giving effect to the acquisition of Olapic, as if it had occurred on June 30, 2016 for the unaudited pro forma condensed combined balance sheets and as if it had occurred on January 1, 2015 for the unaudited pro forma condensed combined statements of income, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d)	Exhibits

23.1	Consent of Independent Auditors

99.2	Olapic, Inc. Audited Consolidated Financial Statements as of and for the Year Ended December 31, 2015

99.3	Olapic, Inc. Unaudited Condensed Consolidated Financial Statements as of June 30, 2016 and for the Six Months Ended June 30, 2016 and 2015

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of Monotype Imaging Holdings Inc. and Olapic, Inc. as of and for the Six Months Ended June 30, 2016 and the Year Ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

October 19, 2016	By:	/s/ Joseph D. Hill
Joseph D. Hill
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.2	Olapic, Inc. Audited Consolidated Financial Statements as of and for the Year Ended December 31, 2015

99.3	Olapic, Inc. Unaudited Condensed Consolidated Financial Statements as of June 30, 2016 and for the Six Months Ended June 30, 2016 and 2015

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of Monotype Imaging Holdings Inc. and Olapic, Inc. as of and for the Six Months Ended June 30, 2016 and the Year Ended December 31, 2015